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                                                                  Exhibit 10.4.e

                                THIRD AMENDMENT
                                       OF
                 FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM
                 PART I SALARIED AND NONUNION HOURLY EMPLOYEES'
                                RETIREMENT PLAN
                                ---------------
              (As Amended and Restated Effective January 1, 1999)

     WHEREAS, FMC Corporation (the "Company") maintains the FMC Corporation Employees' Retirement Program Part I Salaried and Nonunion Hourly Employees' Retirement Plan (the "Plan"); and

     WHEREAS, the Company's existing businesses are being separated into two independent businesses, to be known at FMC Corporation and FMC Technologies, Inc. ("FTI"), in accordance with the terms of the Separation and Distribution Agreement, by and between the Company and FTI; and

     WHEREAS, in connection with such separation, certain Company employees are transferring employment to FTI (the "FTI Employees"); and

     WHEREAS, pursuant to the terms of the Employee Benefits Agreement by and between the Company and FTI (the "Benefits Agreement") FTI has agreed to establish a defined benefit pension plan that mirrors the terms of this Plan for the benefit of the FTI Employees (the "FTI Plan") and has agreed to establish a tax-exempt trust to accept a transfer of Plan assets attributable to the FTI Employees; and

     WHEREAS, it is desirable that the FTI Employees who are Plan participants cease to accrue any benefit under this Plan after their transfer to FTI; and

     WHEREAS, amendment of the Plan is now considered desirable to reflect these changes.

     NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 of the Plan, and pursuant to authority delegated to the undersigned officer of
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the Company by resolution of its Board of Directors, the Plan is hereby amended, effective as of May 1, 2001, in the following respects:

     1. FTI shall cease being a Participating Employer under the Plan as of May 1, 2001.

     2. Effective on the date such FTI Employee's benefits under the Plan are deemed transferred to and assumed by the FTI Plan pursuant to the Benefits Agreement (the "FTI Effective Date"), each such FTI Employee shall cease being an Eligible Employee under the Plan and such FTI Participant's participation in the Plan shall cease.

     3. Effective as of each respective FTI Employee's FTI Effective Date, such FTI Employee shall cease accruing any Earnings, Years of Credited Service, Hours of Service, Years of Vesting Service and any further benefits under the Plan, unless and until the FTI Employee once again earns and Hour of Service as an Employee of the Company or an Affiliate, other than FTI.

     4. Each respective FTI Employee's FTI Effective Date shall be as a Severance From Service Date for such FTI Employee.

     5. Effective May 1, 2001 Exhibit A, Credited Service, is hereby revised to delete the references to the Frigoscandia Inc. Money Purchase Pension Plan and the Frigoscandia Inc. Retirement Plan: Pension Plan/401(k) Plan and to include the FMC Technologies, Inc. Employees' Retirement Program.

     6. Effective May 1, 2001 Exhibit B, Inactive Locations, is hereby revised to delete the references to Invalco (February 26, 1999) and Houston Fluid Control (January 1, 1984).

     7. Effective May 1, 2001 Exhibit C, Merged Plans, is hereby to delete the references to (a) Pneumo Abex Corporation Retirement Income Plan (Jetway Equipment Division) (May 27, 1994), (b) Retirement Plan for Employees of Stein (June 1, 1997), (c)

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Moorco International, Inc. Retirement Income Plan (July 1, 1997) and (d) Smith
Meter, Inc. Salaried Retirement Plan (July 1, 1997).

     8. Supplement 3 - Pneumo Abex Corporation Retirement Income Plan (Jetway Equipment Division), Supplement 4 - Retirement Plan for Employees of Stein, Supplement 5 - Moorco International, Inc. Retirement Income Plan and Supplement 6 - Smith Meter, Inc. Salaried Retirement Plan to the Plan are hereby deleted from the Plan.

     IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed by a duly authorized representative this 30th day of April, 2001.

                                    FMC CORPORATION


                                    By: /s/ Stephen F. Gates
                                        ------------------------------------
                                    Member, Employee Welfare Benefits Plan
                                    Committee

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